                                                                    Exhibit 10.1
                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


     This Registration Rights Agreement (this "Agreement") is entered into as of February 2, 1999 by and between Bradlees, Inc., a Massachusetts corporation ("BI"), Bradlees Stores, Inc., a Massachusetts corporation ("BSI" and, collectively with BI, the "Companies") and each of the parties executing a signature page hereto (each a "Holder" and collectively the "Holders").

     WHEREAS, the Holders are to receive, either directly pursuant to the Plan of Reorganization of BI and BSI or as a result of the Holders' ownership of participation interests in claims resulting in the issuance of such securities, a number of shares of common stock, $.01 par value (together with any additional shares of Common Stock that may be issued upon the conversion of the Notes (as defined below), the "Common Stock") of BI and certain 9% Convertible Notes, due 2004, of BSI (the "Notes"), issued in connection with the Plan of Reorganization of BI and BSI on the date prescribed therein (the "Effective Date") without registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the exemption under Section 1145 of the Bankruptcy Code from the registration requirements of Section 5 of the Securities Act.

     WHEREAS, the Holders may, as a result of the amount of Common Stock and/or Notes they hold, be restricted under applicable securities laws in their ability to freely transfer or resell the shares of Common Stock or Notes held by them absent the registration of such transfer or resale of such securities under the Securities Act.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Registration of Securities.
          --------------------------

          (a) Filing of Registration Statement.  As of or prior to the Effective
              --------------------------------
Date, the Companies shall cause to be filed a registration statement (the "Registration Statement") under Rule 415 promulgated under the Securities Act relating to the sale by such Holders of their shares of Common Stock and their Notes (the "Registered Securities") in accordance with the terms hereof. Thereupon, the Companies shall use their best efforts to cause such Registration Statement to be filed and declared effective by the Securities and Exchange Commission (the "SEC") for all Registered Securities as soon as practicable thereafter, but in any event prior to the Effective Date. The Companies agree, subject to the provisions of Sections 2, 5, 6 and 7 hereof, to use their best efforts to maintain the continuous effectiveness of the Registration Statement, and to update and correct the information contained in the Registration Statement, until the date on which no Holder holds 10% or more of the BI's outstanding Common Stock, provided that if one or more Holders hold less than 10% of BI's outstanding Common Stock but greater than 5% of BI's outstanding Common Stock, such Holder or Holders may request that the Companies continue to attempt to maintain the effectiveness of the Registration Statement at the expense of such Holder or Holders as provided in Section 3.

          (b) Conditions to Companies' Obligations.  The Companies shall have no
              ------------------------------------
obligation to a Holder under Section 1(a) unless such Holder provides to the Companies all of the information regarding the Holders and their affiliates reasonably required to be included in the Registration Statement for it to be complete.

     2.   Registration Procedures.
          -----------------------

          (a) The Companies shall notify each Holder of the effectiveness of the Registration Statement and shall furnish to each such Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein, any documents incorporated by reference in the Registration Statement and such other documents as such Holder may reasonably request in order to facilitate its sale of the Registered Securities in the manner described in the Registration Statement.

          (b) The Companies shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registered Securities until the date on which the Registration Statement ceases to be effective in accordance with the terms of Section 1. The Companies shall promptly respond to all comments from the SEC regarding the Registration Statement and any amendments and/or supplements thereto. Upon twenty (20) business days' written notice from any Holder, the Companies shall file any supplement or post-effective amendment to the Registration Statement with respect to such Holder's interests in or plan of distribution of Registered Securities that is reasonably necessary to permit the sale of the Holder's Registered Securities pursuant to the Registration Statement. For so long as the Companies are obligated to maintain the effectiveness of the Registration Statement with respect to Registered Securities owned by any Holder under this Agreement, such Holder shall be afforded a reasonable opportunity to review the Registration Statement and any amendments and/or supplements thereto not less than 5 days prior to filing.

          (c) The Companies shall notify each Holder of any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Companies shall notify each such Holder of the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

          (d) The Companies represent and warrant to the Holders that, upon the effectiveness of the Registration Statement, the prospectus included in the Registration Statement shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. For so long as the Registration Statement remains effective, the Companies shall promptly notify each Holder of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event and subject to Sections 2(b), 6 and 7 of this Agreement, the Companies shall prepare and furnish to each such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registered Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

          (e) Subject to the conditions set forth in this Agreement, the Companies shall, upon the reasonable request of any Holder, file such documents as may be necessary to register or qualify the Registered Securities under the state securities or "Blue Sky" laws of such states as any Holder requesting registration may reasonably request, and the Companies shall use their best efforts to cause such filings to become qualified; provided, however, that
                                                   --------  -------
neither of the Companies shall be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Companies shall use their best efforts to keep such filings qualified until the earlier of (a) such time as all of the Registered Securities have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Companies that it no longer requires qualified filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective with the SEC. The Companies shall promptly notify each Holder requesting registration of, and confirm in writing, the receipt by the Companies of any notification with respect to the suspension of the qualification of the Registered Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose, and shall use their best efforts to cause the termination of any such suspension or proceeding.

          (f) BI will use its best efforts to cause the listing of the Common Stock on the NASDAQ National Market System ("NASDAQ") and prepare any related filings necessary to maintain such listing.

     3.   Expenses.
          --------

          (a) Subject to the provisions of Section 3(b), the Companies shall bear all expenses incurred in connection with the registration of the Registered Securities until such time as no Holder holds 10% or more of the outstanding Common Stock of BI. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Companies and all registration and filing fees imposed by the SEC or the principal national securities exchange or national market system on which the Registered Securities are then traded or quoted (the "Registration Expenses"). The Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registered Securities and for any legal and other expenses specifically incurred by them in connection with the Registration Statement.

          (b) After such time as no Holder holds 10% or more of the outstanding Common Stock of BI, in the event that one or more Holders hold less than 10% of the BI's outstanding Common Stock but greater than 5% of the BI's outstanding Common Stock, such Holder or Holders may request that the Companies continue to maintain the effectiveness of the Registration Statement, provided that such Holder or Holders bear all of the Registration Expenses associated with such maintenance of the effectiveness of the Registration Statement.

          (c) For the purposes of Section 1(a) and this Section 3, Holders that would constitute a group for the purposes of Section 13(d) of the Securities Exchange Act of l934, as amended, shall be aggregated to determine whether the 5% or 10% ownership levels referred therein are met.

     4.   Indemnification by the Companies.  Each of the Companies jointly and
          --------------------------------
severally agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives, partners and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Companies in writing by the Indemnitee for use therein, provided, further that the Companies shall not be liable to any person who participates as an underwriter in the offering or sale of Registered Securities or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon
(i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, final prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Companies for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the prospectus, amendment or supplement furnished to it by the Companies at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such prospectus, amendment or supplement. The obligations of the Companies under this Section 4 shall survive the completion of any offering of Registered Securities pursuant to the Registration Statement and shall survive the termination of this Agreement.

     5.   Covenants of Holders.  Each of the Holders hereby severally and not
          --------------------
jointly agrees (a) to cooperate with the Companies and to furnish to the Companies all such information in connection with the preparation of the Registration Statement as the Companies may reasonably request, (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the securities covered by the Registration Statement from the Holder, (c) to promptly notify the Companies of any sale of Registered Securities by such Holder that results in such Holder holding less than either 10% or 5% of BI's outstanding Common Stock and upon any change in the information regarding such Holder in the Registration Statement that would require amendment of the Registration Statement and (d) to indemnify the Companies, their respective officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls either of the Companies within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Companies, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission was based upon information regarding the Holder or its plan of distribution which was furnished to the Companies in writing by the Holder for use therein, or (ii) the failure by the Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Companies to the Holder to any purchaser of the Securities covered by the Registration Statement from the Holder. Notwithstanding the foregoing, the total amount for which a Holder shall be liable under this Section 5 shall not in any event exceed the aggregate proceeds received by him or it from the sale of the Holder's Registered Securities in such registration. The obligations of the Holders under this
Section 5 shall survive the completion of any offering of Registered Securities pursuant to the Registration Statement and shall survive the termination of this Agreement.

     6.   Suspension of Registration Requirement.
          --------------------------------------

          (a) The Companies shall promptly notify each Holder requesting registration of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the threat of or initiation of any proceedings for that purpose. The Companies shall use their best efforts to prevent the issuance of or to obtain the withdrawal of any SEC order suspending the effectiveness of the Registration Statement at the earliest possible time.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Companies' obligation under this Agreement to use their best efforts to amend or supplement the Registration Statement shall be suspended in the event of the occurrence of an event that would require additional disclosure of material information by the Companies in the Registration Statement and the Board of Directors of the Companies in good faith determine that the disclosure relating to such event or pending transaction would have a material adverse effect upon the Companies (such circumstances being hereinafter referred to as a "Suspension Event"), but such suspension shall continue only for so long as such event or pending transaction is continuing and the Companies shall use their best efforts to cause any such suspension to terminate at the earliest possible date. In any event, the Companies agree not to exercise the rights set forth in this Section 7(b) more than three times in any twelve month period, one period which shall not exceed thirty (30) days and two periods each of which shall not exceed fifteen (15) days; provided that, in only the first twelve month period following the date of this Agreement, the Companies shall be entitled to exercise the rights set forth in this Section 7(b) for one additional period of fifteen (15) days, and provided further that no two such Suspension Event periods in any twelve month period shall relate to the same circumstances.

          (c) Each holder of Registered Securities agrees if requested by the managing underwriter or underwriters in a fixed price, firm commitment underwritten offering by either of the Companies of any of its securities (an "Offering"), not to effect any public sale or distribution of any of the Registered Securities, during the 5-day period prior to, and during the 10-day period (or such longer period as may be required by the managing underwriter or underwriters) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Companies or the managing underwriters.

     7.   Black-Out Period.  Following the effectiveness of the Registration
          ----------------
Statement, the Holders agree that they will not effect any sales of the Registered Securities pursuant to the Registration Statement at any time after they have received notice from the Companies to suspend sales (i) as a result of the occurrence or existence of any Suspension Event, (ii) pursuant to Section 6(c) hereof as a result of any Offering for the 15-day period referred to in
Section 6(c), or (iii) so that the Companies may correct or update the Registration Statement or such filing pursuant to Section 2(c) or 2(d) of this Agreement. The Holder may recommence effecting sales of the Registered Securities pursuant to the Registration Statement following further notice to such effect from the Companies as soon as practicable after the conclusion of any such Suspension Event or Offering.

     8.   Remedies.
          --------

          (a) In the event that the Registration Statement has not been declared effective on or prior to the Effective Date, then the Companies shall pay in cash to each Holder, on the request of such Holder, a default payment equal to one-thirtieth (1/30) of one percent (1%) for each day of the first 30-day period or portion thereof and one-thirtieth (1/30) of two percent (2%) for each day of each subsequent 30-day period or portion thereof, beginning on the 1st day after the Effective Date, of (a) the outstanding principal amount of the Notes held by such Holder, together with any accrued and unpaid interest thereon (the "Note Amount"); and (b) the Fair Market Value of the shares of Common Stock held by such Holder. The "Fair Market Value" shall be (i) the average of the closing or last sale price of the Common Stock on NASDAQ reported for the thirty (30) business days immediately prior to the date that the relevant 30-day period commenced, or (ii) if the Common Stock is not then traded on NASDAQ but is traded on the over-the-counter market or other similar market, then the average of the closing bid and asked prices on such market reported for the thirty (30) business days immediately prior to the date that the relevant 30-day period commenced, or (iii) if the Common Stock is not traded on either the NASDAQ or an over-the-counter market, the price determined in good faith by BI's Board of Directors.

          (b) In the event that the Companies fail, refuse or for any other reason are unable to cause the Registered Securities covered by the Registration Statement to be listed on NASDAQ at all times during the period ("Listing Period") from the Effective Date until the date the Registration Statement is no longer required to be effective with respect to such Holder's Registered Securities pursuant to Section 1(a) or 1(b) hereunder, then the Companies shall pay in cash to each Holder, at the request of such Holder, a default payment at a rate equal to one-thirtieth (1/30) of one percent (1%) for each day of the first 30-day period (or portion thereof), and equal to one-thirtieth (1/30) of two percent (2%) for each subsequent day during the Listing Period from and after such failure, refusal or inability to so list the Registered Securities until the Registered Securities are so listed, of (a) as to the Notes held by such Holder, the Note Amount and of (b) as to the shares of Common Stock held by such Holder, the Fair Market Value of such shares.

          (c) In the event that any Holder's ability to sell Registered Securities under the Registration Statement is suspended more than three times in any twelve month period, one period which shall not exceed thirty (30) days and two periods each which shall not exceed fifteen (15) days, provided that, in only the first twelve month period following the date of this Agreement, the Companies shall be entitled to exercise the rights set forth in this Section 7(b) for one additional period of fifteen (15) days, and provided further that no two such Suspension Event periods in any twelve month period shall relate to the same circumstances (any such period, a "Suspension Grace Period"), including without limitation by reason of a suspension of trading of the Common Stock on NASDAQ, any suspension or stop order with respect to the Registration Statement or the fact that an event has occurred as a result of which the prospectus (including any supplements thereto) included in such Registration Statement then in effect includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein no misleading in light of the circumstances then existing, or is undeliverable for any other reason, then, commencing with the expiration of the Suspension Grace Period, the Company shall pay in cash to each Holder a default payment at a rate equal to one-thirtieth (1/30) of one percent (1%) for each day of the first 30-day period (or portion thereof), and equal to one-thirtieth (1/30) of two percent (2%) for each subsequent day, of the Note Amount for the Notes held by such Holder and of the Fair Market Value of the shares of Common Stock held by such Holder.

          (d) In the event that the Company does not have a sufficient number of shares of Common Stock available to satisfy BI's obligations to any Holder upon receipt of a Conversion Notice (as defined in the Note) or is otherwise unable or unwilling to issue such shares of Common Stock (each, a "Conversion Deficiency") in accordance with the terms of the Note for any reason after receipt of a Conversion Notice, then the Companies shall pay in cash to each Holder a default payment at a rate equal to one-thirtieth (1/30) of one percent (1%) for each day of the first 30-day period (or portion thereof), and equal to one-thirtieth (1/30) of two percent (2%) for each subsequent day, of the Note Amount for the Notes held by such Holder, commencing on the date that BI fails or refuses to issue the shares of Common Stock in accordance with the Note.

          (e) Notwithstanding the foregoing, in no event shall the Companies be liable for any default payments which arise hereunder solely as a result of the actions (or inactions) of the SEC, any other governmental agency, or NASDAQ with respect to the Common Stock or the Notes.

          (f) The Companies acknowledge that any failure, refusal or inability by the Companies to perform the obligations described in the foregoing paragraphs (a) through (d) will cause the Holders to suffer damages in an amount that will be difficult to ascertain, including without limitation damages resulting from the loss of liquidity in the Registered Securities and the additional investment risk in holding the Registered Securities. Accordingly, the parties agree, after consulting with counsel, that it is appropriate to include in this Agreement the foregoing provisions for default adjustments in order to compensate the Holders for such damages.

          (g) The default adjustments and payments provided for above are in addition to and not in lieu or limitation of any other rights the Holders may have at law, in equity or under the terms of the Note and any other relevant agreements, or this Agreement, including without limitation the rights to specific performance. Each Holder shall be entitled to specific performance of any and all obligations of the Companies in connection with the registration rights of the Holders hereunder.

     9.   Contribution.  If the indemnification provided for in Sections 4 and 5
          ------------
is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Companies, on the one hand, and the Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Companies, on the one hand, and of the Holder, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Companies or by the Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying
--------  -------
party to contribute under this Section 9 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 4 or 5 hereof had been available under the circumstances.

     The Companies and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     The obligation of the parties under this Section 9 shall survive the completion of any offering of Registered Securities pursuant to the Registration Statement and the termination of this Agreement.

     10.  Certificates.  All certificates evidencing shares of Common Stock and
          ------------
the Notes issued to the Holders shall be delivered free of any legends or stop transfer restrictions.

     11.  Amendments and Waivers.  The provisions of this Agreement may not be
          ----------------------
amended, modified or supplemented without the prior written consent of each of the Companies and each Holder that holds in excess of 5% of the outstanding shares of Common Stock or principal amount of the Notes, provided that each Holder shall receive prompt notice of such amendment or modification.

          12. Notices.  Except as set forth below, all notices and other
              -------
communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the Companies at the following addresses and to the Holder at the address set forth on his or her signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of notifications to amend the Registration Statement pursuant to Sections 2(b) or 2(c) or notifications pursuant to Sections 2(e) or 5, the sender must confirm such notice in writing by overnight express delivery:

          If to BI or BSI:  Bradlees, Inc.
                            Bradlees Stores, Inc.
                            One Bradlees Circle
                            Braintree, MA 02184
                            Attn: Peter Thorner, Chief Executive Officer
                                  David Schmitt, Senior Vice President and
                                  General Counsel
                            Telephone: (781) 380-3000
                            Telecopy:  (781) 380-8096

                            With a copy to:

                            Goodwin, Procter & Hoar LLP
                            Exchange Place
                            Boston, MA 02109
                            Attn: Raymond C. Zemlin, P.C.
                            Telephone: (617) 570-1000
                            Telecopy:  (617) 523-1231

     13.  Successors and Assigns.  This Agreement shall be binding upon and
          ----------------------
inure to the benefit of the successors and assigns of the Companies. This Agreement may not be assigned by any Holder other than as permitted by Section 16 and any attempted assignment hereof by any Holder other than as permitted by
Section 16 will be void and of no effect and shall terminate all obligations of the Companies hereunder with respect to such Holder.

     14.  Information by Holders.  Each Holder shall furnish to the Companies
          ----------------------
such information regarding such Holder and the distribution and/or sale proposed by such Holder as the Companies may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement. If necessary for the Holder to effect such disposition and/or sale covering the Registered Securities, the intended method or methods of disposition and/or sale of such securities as so provided by such Holder shall be included without alteration in the Registration Statement and shall not be changed without written consent of such Holder.

     15.  Replacement Certificates.  The certificate(s) representing the shares
          ------------------------
of Common Stock held by any Holder may be exchanged by such Holder at any time and from time to time for certificates with different denominations representing an equal aggregate number of shares of Common Stock, as reasonably requested by such Holder upon surrendering the same. No service charge will be made for such registration or transfer or exchange.

     16.  Transfer or Assignment.  Except as otherwise provided herein, this
          ----------------------
Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The rights granted to the Holders by the Companies under this Agreement may only be transferred or assigned (in whole or in part) to a transferee or assignee of Registered Securities that receives an amount of Registered Securities equal to at least 50,000 shares of Common Stock of BI (or, in the case of Notes after February 2, 2000, which are convertible into at least 50,000 shares of Common Stock of BI; or in the case of the Notes prior to February 2, 2000, a principal amount of Notes equal to $250,000); provided that the Companies must be given written notice by such Holder at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned; and provided further that the transferee or assignee of such rights agrees in writing to be bound by the registration provisions of this Agreement.

     17.  Miscellaneous.
          -------------

          (a) Remedies. The Companies and the Holders acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions thereof, in addition to any other remedy to which any of them may be entitled by law or equity.

          (b) Jurisdiction. The Companies and each of the Holders (i) hereby irrevocably submit to the exclusive jurisdiction of the United States District Court, the Massachusetts State Courts and other courts of the United States sitting in Boston, Massachusetts for the purposes of any suit, action or proceeding arising out of or relating to this Agreement and
     (ii) hereby waive, and agree not to assert in any such suit action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. The Companies and each of the Holders consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agree that such service shall constitute good and sufficient serve of process and notice thereof. Nothing in this paragraph shall affect or limit any right to serve process in any other manner permitted by law.

          (c) Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a

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

     continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          (d) Severability. The parties acknowledge and agree that the Holders are not agents, affiliates or partners of each other, that all representations, warranties, covenants and agreements of the Holders hereunder are several and not joint, that no Holder shall have any responsibility or liability for the representations, warrants, agreements, acts or omissions of any other Holder, and that any rights granted to "Holders" hereunder shall be enforceable by each Holder hereunder.

          (e) Titles. The titles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

          (f) No Strict Construction. The language used in this Agreement will be deemed to be the language chose by the parties to express their mutual intent, and no rule of strict consideration will be applied against any party.

          (g) Jury Trial.  EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY
     JURY.

     18.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     19.  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of The Commonwealth of Massachusetts applicable to contracts made and to be performed wholly within said Commonwealth.

     20.  Severability.  In the event that any one or more of the provisions
          ------------
contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     21.  Entire Agreement.  This Agreement is intended by the parties as a
          ----------------
final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  [Remainder of Page Intentionally Left Blank]


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                 BRADLEES, INC.

                                 /s/
                                 ----------------------------------------------
                                 Name:
                                 Title:



                                 BRADLEES STORES, INC.

                                 /s/
                                 ----------------------------------------------
                                 Name:
                                 Title:

                         Registration Rights Agreement
                             Holder Signature Page


                                 HOLDER


                                 /s/
                                 ----------------------------------------------
                                 Name:


                                 Address for Notice:


                                 ----------------------------------------------

                                 ----------------------------------------------

                                 ----------------------------------------------

                                 ----------------------------------------------






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